                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       November 25, 2002
                                                --------------------------------



                             Cooper Industries,Ltd.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Bermuda
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                 (State or Other Jurisdiction of Incorporation)


               1-31330                                 98-0355628
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        (Commission File Number)               (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                   77002
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(Address of Principal Executive Offices)               (Zip Code)



                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

On November 25, 2002, Cooper Industries, Ltd. (the "Company") issued the press release attached hereto as Exhibit 99.1 titled "Cooper Industries Appoints Terry
A. Klebe Chief Financial Officer."

Item 7.   Financial Statements and Exhibits.

          Exhibits

           99.1 Company press release titled "Cooper Industries Appoints Terry A. Klebe Chief Financial Officer."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COOPER INDUSTRIES, LTD.
                                       (Registrant)



Date:    November 25, 2002             /s/ Diane K. Schumacher
                                       -----------------------------------------
                                       Diane K. Schumacher
                                       Senior Vice President and
                                       General Counsel

                                  EXHIBIT INDEX


Exhibit No.
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  99.1 Company press release titled "Cooper Industries Appoints Terry A. Klebe Chief Financial Officer."